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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 29549

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                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : July 18, 2001


                         Commission File Number: 1-10643


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                         Hallwood Realty Partners, L.P.
             (Exact name of registrant as specified in its charter)


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            DELAWARE                                            75-2313955
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

               3710 Rawlins
                Suite 1500
              Dallas, Texas                                     75219-4298
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (214) 528-5588

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                         HALLWOOD REALTY PARTNERS, L.P.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


     On July 18, 2001, the Delaware Chancery Court rendered its opinion in Gotham Partners, L.P. v. Hallwood Realty Partners, L.P. et al. (C.A. No. 15754). In its decision, the court determined that an option plan and a sale of units to The Hallwood Group Incorporated ( "Hallwood") in connection with a reverse unit split implemented by Hallwood Realty Partners, L.P. ("HRP") in 1995 were in compliance with HRP's partnership agreement. The court also found that the sale of units to Hallwood in connection with a 1995 odd-lot offer by HRP did not comply with certain procedures required by the HRP partnership agreement. The court ruled that the defendants other than HRP pay a judgment in the amount of $3,417,423, plus pre-judgment interest from August 1995 to HRP. The amount represents what the court determined was an underpayment by Hallwood. The court's judgment is not final until all rehearings and appeals have been exhausted.



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                         HALLWOOD REALTY PARTNERS, L.P.


                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           HALLWOOD REALTY PARTNERS, L.P.
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                                    (Registrant)

                           By:  HALLWOOD REALTY, LLC
                                General Partner


    Date: July 25, 2001    By:  /s/  JEFFREY D. GENT
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                                Jeffrey D. Gent
                                Vice President - Finance
                                (Principal Financial and Accounting Officer)



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